UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2017, Inland Residential Properties Trust, Inc. (the “Company”) held its 2017 annual meeting of stockholders. At the annual meeting, the Company’s stockholders considered and voted on: (1) a proposal to elect five directors; (2) a proposal to amend the Company’s charter to revise the roll-up definition to comply with a request from a state securities administrator (the “Charter Amendment Proposal”); and (3) a proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Of the 1,574,031 shares outstanding as of the record date for the annual meeting, 815,408 shares (approximately 51.8%) were present or represented by proxy at the annual meeting. All proposals were approved by stockholders other than the Charter Amendment Proposal, which did not receive the required vote of a majority of the Company’s outstanding shares.

The voting results were as follows:

(1)	The Company’s stockholders elected the five nominees named below, by the votes set forth in the table below:

Nominee	For	Withheld
Adrian Corbiere	809,417	5,992
Daniel L. Goodwin	809,417	5,992
Meredith W. Mendes	808,801	6,607
Michael W. Reid	809,417	5,992
Mitchell A. Sabshon	792,012	23,397

Each of the directors will serve for a term ending at the next annual meeting of stockholders, and each will continue in office until his or her successor has been elected and qualifies, or until his or her earlier death, removal, resignation or retirement.

(2)	The Company’s stockholders did not approve the Charter Amendment Proposal. This proposal received the votes set forth in the table below:
Votes For	Votes Against	Abstention
750,816	11,233	53,359
(3)	The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, by the votes set forth in the table below:
Votes For	Votes Against	Abstention
795,787	5,199	14,422

There were no broker non-votes. No other proposals were submitted to a vote of the stockholders at the Company’s 2017 annual meeting of stockholders.

Item 8.01	Other Events.

The Company has created the material attached hereto as Exhibit 99.1, and incorporated herein solely for purposes of this Item 8.01 disclosure, for use in connection with its 2017 annual meeting of stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

99.1	2017 Annual Meeting of Stockholders Presentation Material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	June 20, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	2017 Annual Meeting of Stockholders Presentation Material

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